SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2000




               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                 13-3862561
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

Delaware                                                 51-0343206
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

Item 5.           Other Events

         On July 6, 2000, the Company commenced a tender offer and consent solicitation from all Noteholders of its 11% Senior Subordinated Notes which will provide for the payment to the Noteholders of 17% of the face amount of principal outstanding (or in the absence of such cash payment, the surrender of substantially all the equity of the Company). This Form 8-K/A amends the Form 8-K filed on July 11, 2000 to include the documents that have been delivered to the Noteholders as part of the tender offer and consent solicitation.


Item 7.           Financial Statements and Exhibits

         (a) and (b) Not applicable

         (c) The exhibits furnished in connection with this Report are as follows:

  Exhibit Number  Description
  --------------  -----------

         99.1 Company Press Release dated July 10, 2000 is incorporated by reference to Exhibit 99.1 as filed on Form 8-K on July 11, 2000.

         99.2 Tender Offer and Solicitation of Consents for the Proposed Amendments to the Indenture

         99.3     Annex A - Disclosure Statement including Appendix A and
                  Appendix B

         99.4 Annex B - Ballot for Beneficial Owners of 11% Senior Subordinated Notes Accepting or Rejecting the Prepackaged Plan of Reorganization to be filed by Glenoit Corporation and Certain Affiliates in the event Chapter 11 cases are commenced on their behalf

         99.5 Annex C - Master Ballot for Brokers, Proxy Intermediaries or other Nominees Accepting or Rejecting the Prepackaged Plan of Reorganization to be filed by Glenoit Corporation and Certain Affiliates in the event Chapter 11 cases are commenced on their behalf

         99.6     Annex D - Letter of Transmittal

         99.7     Annex E - Notice of Guaranteed Delivery

         99.8 Annex F - Offer to Purchase for Cash Any and All Outstanding 11% Senior Subordinated Notes Due 2007 and Solicitation of Consents for Proposed Amendments to the Indenture

         99.9 Annex G - Offer to Purchase for Cash Any and All Outstanding 11% Senior Subordinated Notes Due 2007 and Solicitation of Consents for Proposed Amendments to the Indenture

         99.10 Annex H - Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

         99.11    Annex I - Supplemental Indenture

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date July 12, 2000
                            GLENOIT CORPORATION


                            By          /S/ LESTER D. SEARS
                              -----------------------------
                               Lester D. Sears
                               Executive Vice President and
                               Chief Financial Officer
                               (On behalf of the Registrant and as Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   July 12, 2000
                            GLENOIT ASSET CORPORATION




                            By          /S/ LESTER D. SEARS
                              -----------------------------
                               Lester D. Sears
                               Executive Vice President and
                               Chief Financial Officer
                               (On behalf of the Registrant and as Principal Financial and Accounting Officer)